CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated July 21, 2015, relating to the financial statements and financial highlights which appears in the May 31, 2015 Annual Report to Shareholders of Western Asset Global Government Bond Fund (one of the funds comprising Western Asset Funds, Inc.), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

Baltimore, Maryland

September 25, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated July 21, 2015, relating to the financial statements and financial highlights which appears in the May 31, 2015 Annual Report to Shareholders of Western Asset High Yield Fund (one of the funds comprising Western Asset Funds, Inc.), which is incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in such Registration Statement.

Baltimore, Maryland

September 25, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated July 21, 2015, relating to the financial statements and financial highlights which appears in the May 31, 2015 Annual Report to Shareholders of Western Asset Intermediate Bond Fund (one of the funds comprising Western Asset Funds, Inc.), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

Baltimore, Maryland

September 25, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated July 21, 2015, relating to the financial statements and financial highlights which appears in the May 31, 2015 Annual Report to Shareholders of Western Asset Total Return Unconstrained Fund (one of the funds comprising Western Asset Funds, Inc.), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

Baltimore, Maryland

September 25, 2015